UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): September 30, 2011
POWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-12488 (Commission File Number)	88-0106100 (I.R.S. Employer Identification Number)

8550 Mosley Drive Houston, Texas (Address of Principal Executive Offices)	77075-1180 (Zip Code)
(713) 944-6900
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Action (17CFR240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02	— Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 30, 2011, the Compensation Committee of Powell Industries, Inc. (the “Company”) approved a base salary of $150,000.00 per quarter for Thomas W. Powell, the Company’s Chief Executive Officer and President, effective October 1, 2011. Mr. Powell will be eligible to participate in the Company’s annual share grant in June 2012 contingent upon approval by the Compensation Committee. Mr. Powell will not receive separate compensation for his role as a Director of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWELL INDUSTRIES, INC.
Date: October 6, 2011	By:	/s/ Don R. Madison
Don R. Madison
Executive Vice President Chief Financial and Administrative Officer (Principal Financial Officer)

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